                            JOINT FILING AGREEMENT

                            JOINT FILING AGREEMENT
                            ----------------------


     The undersigned hereby agree to the Statement on Schedule 13D dated April 13, 2000 with respect to the shares of common stock, par value $.10, of Scott Technologies, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

     This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date:  April 13, 2000         J O HAMBRO CAPITAL MANAGEMENT
                              (HOLDINGS) LIMITED

                              By: /s/ R.G. Barrett
                                 ________________________________________
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         J O HAMBRO CAPITAL MANAGEMENT
                              LIMITED

                              By: /s/ R.G. Barrett
                                 ________________________________________
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         AMERICAN OPPORTUNITY TRUST PLC

                              By:  J O Hambro Capital Management Limited,
                                            Its investment advisor


                              By: /s/ R.G. Barrett
                                 ________________________________________
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         CHRISTOPHER MILLS


                              By: /s/ C.H.B. Mills
                                 ________________________________________
                                 Name:  C.H.B. Mills

Date:  April 13, 2000         THE TRIDENT NORTH ATLANTIC FUND

                              By:  J O Hambro Capital Management Limited,
                                            Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         GROWTH FINANCIAL SERVICES LIMITED


                              By: /s/ C.H.B. Mills
                                 -------------------------------
                                 Name:   C.H.B. Mills
                                 Title:  Director

Date:  April 13, 2000         NORTH ATLANTIC SMALLER COMPANIES
                              INVESTMENT TRUST plc

                              By:  J O Hambro Capital Management Limited,
                                             Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         ORYX INTERNATIONAL GROWTH FUND
                              LIMITED

                              By:  J O Hambro Capital Management Limited,
                                            Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------
                                 Name:   R.G. Barrett
                                 Title:  Director

Date:  April 13, 2000         CONSULTA (CHANNEL ISLANDS) LIMITED


                              By: /s/ Barry Carroll
                                 -------------------------------
                                 Name: Barry Carroll
                                 Title:  Director

                              April 13, 2000



Securities and Exchange Commission
50 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Scott Technologies, Inc.

Ladies and Gentlemen:

     Transmitted herewith for filing pursuant to Rule 13d-1 under the Securities Exchange Act of 1934, as amended, is initial filing of the Schedule 13D of J O Hambro Capital Management (Holdings) Limited, J O Hambro Capital Management Limited, Christopher Harwood Bernard Mills, American Opportunity Trust plc, The Trident North Atlantic Fund, Growth Financial Services, North Atlantic Smaller Companies Investment Trust plc, Oryx International Growth Fund Limited, and Consulta (Channel Islands) Limited relating to the Common Stock, par value $.10, of Scott Technologies, Inc.

     If you have any questions about this filing, please contact the undersigned of Steven A. Wilcox (617-951-7319) of this office.

                              Very truly yours,


                              /s/ Paul S. Bavier
                              Paul S. Bavier

cc:  Scott Technologies, Inc.
     National Association of Securities Dealers, Inc. (via EDGAR)
     Steven A. Wilcox, Esq.